UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2013

Date of reporting period:	January 1, 2013 — June 30, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|13

Semiannual report

Putnam VT Research Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world have exhibited volatility recently, as the U.S. Federal Reserve indicated that it may begin to reduce its quantitative easing program later this year if current positive trends continue. With this news, long-term interest rates jumped from historic lows and stocks fell, with the U.S. equity market in June posting a monthly loss for the first time this year. International markets, facing a range of issues, also declined.

While the Fed’s announcement initially made investors skittish, we are encouraged that the central bank is seeing steady economic growth and low inflation. These conditions have helped lift equity market averages to near all-time highs, and a continuation of current trends could be supportive for investments. The Fed has said that any tapering will be done in a way that does not threaten the economic recovery.

We believe Putnam’s fundamentally oriented investment approaches are well suited for today’s market environment. By conducting in-depth company and industry research, and through astute analysis of key market and policy-related risks, Putnam’s portfolio managers and research analysts are committed to finding the most attractive opportunities for investors. Integrating new thinking into time-tested strategies may prove particularly beneficial as the economy moves into the next stage of the current recovery.

We believe that, when combined with the guidance of a financial advisor who can help you develop a portfolio that matches your individual goals and tolerance for risk, Putnam’s emphasis on innovative thinking, active investing, and risk management can serve shareholders well.

We would like to extend a welcome to new shareholders of the fund and to thank you for investing with Putnam.

Performance summary (as of 6/30/13)

Investment objective

Capital appreciation

Net asset value June 30, 2013

Class IA: $15.37	Class IB: $15.35

Total return at net asset value

(as of 6/30/13)†	Class IA shares*	Class IB shares*	S&P 500 Index

6 months	12.70%	12.60%	13.82%

1 year	21.77	21.41	20.60

5 years	44.53	42.65	40.33
Annualized	7.65	7.36	7.01

10 years	83.35	78.74	102.25
Annualized	6.25	5.98	7.30

Life	92.03	85.47	107.05
Annualized	4.52	4.28	5.06

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: September 30, 1998.

† Recent performance may have benefited from one or more legal settlements.

S&P 500 Index is an unmanaged index of common stock performance.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are represented as a percentage of the fund’s net assets. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Putnam VT Research Fund 1

Report from your fund’s manager

How would you characterize the environment for U.S. stocks during the first half of 2013?

The first few months were positive in terms of macro developments and corporate health, with the economy benefiting from continued improvements in housing and capital spending. Heading into the second half of the period, there was some skepticism in the market over the sustainability of company fundamentals, as the economy has slowed down during the same period for each of the past three years. While stocks pulled back slightly in April and much of the remainder of the period was dominated by fears over rising interest rates and the Fed’s discussion of its plan to curtail its bond-buying program, stocks were generally in an uptrend as earnings growth remained solid and expectations shifted toward a longer, sustained recovery.

What factors helped the fund’s performance?

Putnam VT Research Fund performed slightly behind its benchmark for the six-month period. Our stock selection in the cyclical sectors, particularly financials, contributed positively to the fund’s returns. The fund’s technology and energy holdings, on the other hand, detracted somewhat from the fund’s returns relative to the benchmark.

Looking forward, what are your expectations for stock market performance?

During the period, the broad market as measured by the S&P 500 Index rose to peak levels not seen since 2007 and 2000 but also fell modestly due to fears of policy changes at the Federal Reserve. While valuations appear closer to balanced at these levels, we believe there is evidence to suggest that markets have room to run higher. From the perspective of economic fundamentals, including housing data, unemployment, durable goods orders, and inventory levels, I believe we appear to be closer to trough to mid-cycle levels, and this bodes well for the markets, in my view.

I believe that one of the positive aspects of our current slow recovery in the United States is that it is taking more time than history might otherwise dictate to build up certain excesses in the market. In my estimation, that suggests we may have an extended up-cycle before us, with sustained higher levels of economic growth.

What are the primary risks you’re watching?

We are closely watching Japan, where Prime Minister Shinzo Abe’s administration is engaging in what we would call an economic experiment. If the administration is successful with its plan for monetary, fiscal, and structural stimulus, then Japan’s growth should accelerate and consumer spending will increase. But if interest rates rise before growth accelerates in Japan, then the country runs the risk of getting derailed in the attempt to escape its multi-decade deflationary trap.

We believe that China also represents a risk to the global recovery. The new government is attempting to shift the focus of growth away from infrastructure investment and toward domestic consumption, but this is a difficult change to engineer and a number of stressors emerged in the period relative to the credit sector that may be cause for concern.

How is Putnam VT Research Fund structured?

Putnam VT Research Fund takes a sector-neutral approach, which means we invest in all the sectors represented in the S&P 500 Index and to the same degree that each sector represents a particular benchmark weight. Typically, this means that each analyst is charged with outperforming a given sector by gaining exposure to 5 to 15 stocks that he or she expects will outperform relative to their peers. In other words, we seek to generate the best possible performance by picking what we believe are the most attractive opportunities within each sector.

Our approach begins with talented investment professionals. Each sector-defined sleeve of the portfolio is overseen by an equity analyst, and we strive to make stock picking the key to the fund’s returns.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Your fund’s managers

Portfolio Manager Aaron M. Cooper is Director of Global Equity Research at Putnam. A CFA charter-holder, he joined Putnam in 2011 and has been in the investment industry since 1999.

In addition to Aaron, your fund’s managers are Kelsey Chen, Ph.D.; Steven W. Curbow; Neil P. Desai; Ferat Ongoren; and Walter D. Scully.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT Research Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2013, to June 30, 2013. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/13		for the 6 months ended 6/30/13

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$4.32	$5.64	$4.11	$5.36

Ending value
(after expenses)	$1,127.00	$1,126.00	$1,020.73	$1,019.49

Annualized
expense ratio	0.82%	1.07%	0.82%	1.07%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/13. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT Research Fund 3

The fund’s portfolio 6/30/13 (Unaudited)

COMMON STOCKS (99.4%)*	Shares	Value

Aerospace and defense (6.0%)
Embraer SA ADR (Brazil) S	1,082	$39,915

European Aeronautic Defence and Space Co. NV (France)	4,435	235,831

General Dynamics Corp.	2,792	218,697

Honeywell International, Inc.	7,183	569,899

L-3 Communications Holdings, Inc.	7,376	632,418

Northrop Grumman Corp.	6,691	554,015

Precision Castparts Corp.	463	104,643

Raytheon Co.	6,100	403,332

Rockwell Collins, Inc. S	1,569	99,490

United Technologies Corp.	3,921	364,418

		3,222,658
Air freight and logistics (0.3%)
United Parcel Service, Inc. Class B	2,158	186,624

		186,624
Airlines (0.3%)
Delta Air Lines, Inc. †	5,824	108,967

United Continental Holdings, Inc. †	1,400	43,806

		152,773
Auto components (0.5%)
BorgWarner, Inc. †	700	60,305

Johnson Controls, Inc.	3,962	141,800

TRW Automotive Holdings Corp. †	800	53,152

		255,257
Automobiles (0.7%)
Ford Motor Co.	16,651	257,591

General Motors Co. † S	3,500	116,585

Tesla Motors, Inc. †	200	21,486

		395,662
Beverages (2.5%)
Beam, Inc.	6,098	384,845

Coca-Cola Enterprises, Inc.	9,758	343,091

Dr. Pepper Snapple Group, Inc.	5,400	248,022

PepsiCo, Inc.	4,458	364,620

		1,340,578
Biotechnology (2.0%)
Amgen, Inc.	2,086	205,805

Celgene Corp. † S	3,658	427,657

Gilead Sciences, Inc. †	7,700	394,317

Regeneron Pharmaceuticals, Inc. †	300	67,464

		1,095,243
Building products (0.4%)
Fortune Brands Home & Security, Inc.	5,374	208,189

		208,189
Capital markets (2.8%)
Ameriprise Financial, Inc.	2,269	183,517

Blackstone Group LP (The)	6,802	143,250

Charles Schwab Corp. (The)	17,066	362,311

Goldman Sachs Group, Inc. (The)	761	115,101

Invesco, Ltd. S	3,878	123,320

KKR & Co. LP	11,249	221,155

Morgan Stanley S	7,200	175,896

State Street Corp. S	3,012	196,413

		1,520,963
Chemicals (2.1%)
Agrium, Inc. (Canada)	500	43,480

Albemarle Corp. S	1,100	68,519

Celanese Corp. Ser. A	364	16,307

Dow Chemical Co. (The) S	5,824	187,358

Eastman Chemical Co.	2,074	145,201

COMMON STOCKS (99.4%)* cont.	Shares	Value

Chemicals cont.
Huntsman Corp.	2,300	$38,088

Intrepid Potash, Inc. S	1,900	36,195

LyondellBasell Industries NV Class A	3,366	223,031

Monsanto Co.	3,311	327,127

Tronox, Ltd. Class A S	3,124	62,949

		1,148,255
Commercial banks (2.6%)
Comerica, Inc.	483	19,238

KeyCorp	16,200	178,848

Regions Financial Corp.	25,889	246,722

U.S. Bancorp	9,600	347,040

Wells Fargo & Co.	11,545	476,462

Zions Bancorp. S	4,400	127,072

		1,395,382
Commercial services and supplies (0.5%)
ADT Corp. (The) † S	1,805	71,929

Tyco International, Ltd.	6,224	205,081

		277,010
Communications equipment (1.9%)
Cisco Systems, Inc.	24,431	593,918

Polycom, Inc. †	1,200	12,648

Qualcomm, Inc.	7,085	432,752

		1,039,318
Computers and peripherals (4.7%)
Apple, Inc.	3,911	1,549,069

EMC Corp. †	13,500	318,870

Hewlett-Packard Co. S	7,210	178,808

NetApp, Inc. †	4,091	154,558

SanDisk Corp. †	5,253	320,958

		2,522,263
Construction and engineering (—%)
KBR, Inc.	800	26,000

		26,000
Construction materials (0.1%)
Martin Marietta Materials, Inc.	400	39,368

		39,368
Consumer finance (0.8%)
American Express Co.	2,113	157,968

Capital One Financial Corp.	337	21,167

Discover Financial Services	5,300	252,492

		431,627
Containers and packaging (0.4%)
MeadWestvaco Corp.	3,900	133,029

Sealed Air Corp.	3,719	89,070

		222,099
Diversified financial services (4.9%)
Bank of America Corp.	38,567	495,972

Citigroup, Inc.	16,556	794,191

CME Group, Inc.	3,700	281,126

JPMorgan Chase & Co.	20,061	1,059,020

		2,630,309
Diversified telecommunication services (1.8%)
AT&T, Inc.	13,200	467,280

Verizon Communications, Inc.	10,364	521,724

		989,004
Electric utilities (1.6%)
American Electric Power Co., Inc.	1,702	76,216

Duke Energy Corp.	2,695	181,913

Edison International	2,974	143,228

Exelon Corp.	500	15,440

FirstEnergy Corp.	4,200	156,828

NextEra Energy, Inc.	2,300	187,404

4 Putnam VT Research Fund

COMMON STOCKS (99.4%)* cont.	Shares	Value

Electric utilities cont.
PPL Corp.	1,900	$57,494

Southern Co. (The)	1,200	52,956

		871,479
Electrical equipment (0.3%)
Eaton Corp PLC	2,384	156,891

		156,891
Energy equipment and services (2.6%)
Cameron International Corp. †	920	56,267

Halliburton Co.	10,500	438,060

McDermott International, Inc. †	5,200	42,536

Nabors Industries, Ltd. S	8,700	133,197

Oceaneering International, Inc.	500	36,100

Petrofac, Ltd. (United Kingdom)	6,676	122,049

Schlumberger, Ltd.	6,630	475,106

SPT Energy Group, Inc. (China)	68,000	40,810

Weatherford International, Ltd. †	4,400	60,280

		1,404,405
Food and staples retail (1.8%)
Costco Wholesale Corp.	1,870	206,766

CVS Caremark Corp.	3,386	193,611

Kroger Co. (The)	3,300	113,982

Wal-Mart Stores, Inc.	4,377	326,043

Walgreen Co.	805	35,581

Whole Foods Market, Inc.	1,800	92,664

		968,647
Food products (1.5%)
General Mills, Inc.	1,200	58,236

Hershey Co. (The) S	700	62,496

Hillshire Brands Co.	1,595	52,763

Hormel Foods Corp.	192	7,407

Kellogg Co.	1,500	96,345

Kraft Foods Group, Inc.	2,566	143,362

Mead Johnson Nutrition Co.	1,493	118,290

Mondelez International, Inc. Class A	8,100	231,093

Pinnacle Foods, Inc. †	1,180	28,497

S&W Seed Co. †	1,267	10,617

Tyson Foods, Inc. Class A	1,093	28,068

		837,174
Health-care equipment and supplies (2.1%)
Abbott Laboratories	3,855	134,462

Baxter International, Inc.	3,150	218,201

Boston Scientific Corp. †	6,125	56,779

CareFusion Corp. †	2,045	75,358

Covidien PLC	3,059	192,228

Intuitive Surgical, Inc. †	185	93,717

Medtronic, Inc.	1,913	98,462

St. Jude Medical, Inc. S	2,727	124,433

Tornier NV (Netherlands) †	1,400	24,500

Zimmer Holdings, Inc. S	1,500	112,410

		1,130,550
Health-care providers and services (2.4%)
Aetna, Inc.	1,320	83,873

Catamaran Corp. †	4,660	227,035

Emeritus Corp. †	6,800	157,624

ExamWorks Group, Inc. † S	2,900	61,567

Express Scripts Holding Co. †	1,336	82,418

HealthSouth Corp. †	2,800	80,640

Humana, Inc. S	1,000	84,380

Laboratory Corp. of America Holdings † S	300	30,030

COMMON STOCKS (99.4%)* cont.	Shares	Value

Health-care providers and services cont.
McKesson Corp.	1,468	$168,086

Quest Diagnostics, Inc. S	500	30,315

UnitedHealth Group, Inc.	5,000	327,400

		1,333,368
Hotels, restaurants, and leisure (1.9%)
Bloomin’ Brands, Inc. † S	3,000	74,640

Krispy Kreme Doughnuts, Inc. †	3,100	54,095

McDonald’s Corp. S	2,927	289,773

Penn National Gaming, Inc. † S	2,263	119,622

Starbucks Corp.	3,500	229,215

Vail Resorts, Inc. S	1,000	61,520

Wyndham Worldwide Corp.	3,015	172,548

		1,001,413
Household durables (0.5%)
D.R. Horton, Inc.	2,800	59,584

PulteGroup, Inc. †	4,529	85,915

Taylor Morrison Home Corp. Class A †	1,527	37,228

Whirlpool Corp.	800	91,488

		274,215
Household products (0.1%)
Procter & Gamble Co. (The)	457	35,184

		35,184
Independent power producers and energy traders (0.5%)
Calpine Corp. †	6,330	134,386

NRG Energy, Inc.	4,900	130,830

		265,216
Insurance (3.5%)
Allstate Corp. (The)	3,400	163,608

American International Group, Inc. †	7,200	321,840

Assured Guaranty, Ltd.	1,500	33,090

Berkshire Hathaway, Inc. Class B †	3,425	383,326

Chubb Corp. (The)	1,035	87,613

Genworth Financial, Inc. Class A †	5,000	57,050

Hartford Financial Services Group, Inc. (The)	4,100	126,772

Lincoln National Corp.	2,500	91,175

Marsh & McLennan Cos., Inc.	4,400	175,648

MetLife, Inc.	7,400	338,624

Travelers Cos., Inc. (The)	1,500	119,880

		1,898,626
Internet and catalog retail (1.4%)
Amazon.com, Inc. †	1,693	470,129

HomeAway, Inc. † S	1,294	41,848

Priceline.com, Inc. †	320	264,682

		776,659
Internet software and services (3.0%)
eBay, Inc. †	7,052	364,729

Facebook, Inc. Class A †	3,282	81,591

Google, Inc. Class A †	1,104	971,928

Yahoo!, Inc. †	7,940	199,373

		1,617,621
IT Services (2.9%)
Accenture PLC Class A S	984	70,809

Alliance Data Systems Corp. †	219	39,646

Cognizant Technology Solutions Corp. †	1,629	101,992

Computer Sciences Corp.	3,846	168,339

Fidelity National Information Services, Inc.	4,517	193,508

IBM Corp.	1,900	363,109

MasterCard, Inc. Class A	131	75,260

Visa, Inc. Class A	2,934	536,189

		1,548,852

Putnam VT Research Fund 5

COMMON STOCKS (99.4%)* cont.	Shares	Value

Leisure equipment and products (0.3%)
Brunswick Corp.	2,200	$70,290

Hasbro, Inc. S	1,994	89,391

		159,681
Life sciences tools and services (0.5%)
Agilent Technologies, Inc.	2,175	93,003

Thermo Fisher Scientific, Inc. S	2,364	200,065

		293,068
Machinery (0.2%)
Joy Global, Inc. S	944	45,812

Pall Corp.	249	16,541

Parker Hannifin Corp.	431	41,117

Xylem, Inc.	553	14,898

		118,368
Media (4.1%)
CBS Corp. Class B	10,900	532,683

Comcast Corp. Class A	7,762	325,073

DIRECTV †	1,800	110,916

DISH Network Corp. Class A	4,800	204,096

Liberty Global PLC Ser. C (United Kingdom) †	1,600	108,624

Time Warner, Inc.	6,706	387,741

Twenty-First Century Fox, Inc.	5,443	177,442

Viacom, Inc. Class B	1,600	108,880

Walt Disney Co. (The) S	4,462	281,775

		2,237,230
Metals and mining (0.5%)
Barrick Gold Corp. (Canada)	700	11,018

Freeport-McMoRan Copper & Gold, Inc.
Class B (Indonesia)	3,569	98,540

Glencore Xstrata PLC (United Kingdom)	3,914	16,282

Nucor Corp. S	2,000	86,640

Steel Dynamics, Inc.	2,900	43,239

		255,719
Multi-utilities (1.1%)
Ameren Corp.	3,300	113,652

CMS Energy Corp. S	3,000	81,510

Dominion Resources, Inc.	1,900	107,958

PG&E Corp.	3,919	179,216

Sempra Energy S	1,200	98,112

		580,448
Multiline retail (1.4%)
Dollar General Corp. †	2,937	148,113

Macy’s, Inc.	4,405	211,440

Nordstrom, Inc.	2,029	121,618

Target Corp.	3,831	263,803

		744,974
Oil, gas, and consumable fuels (8.0%)
Anadarko Petroleum Corp.	3,868	332,377

Cabot Oil & Gas Corp.	1,800	127,836

Cameco Corp. (Canada)	800	16,528

Chevron Corp.	5,100	603,534

CONSOL Energy, Inc.	1,400	37,940

Energy Transfer Equity, L.P.	3,300	197,406

Exxon Mobil Corp.	10,397	939,369

Marathon Oil Corp.	12,979	448,814

Occidental Petroleum Corp.	4,028	359,418

QEP Resources, Inc.	8,500	236,130

Royal Dutch Shell PLC ADR (United Kingdom)	5,559	354,664

Southwestern Energy Co. †	6,115	223,381

Suncor Energy, Inc. (Canada)	14,500	427,605

		4,305,002

COMMON STOCKS (99.4%)* cont.	Shares	Value

Paper and forest products (0.3%)
International Paper Co.	4,031	$178,614

		178,614
Personal products (0.5%)
Coty, Inc. Class A † S	9,800	168,364

Herbalife, Ltd. S	1,900	85,766

		254,130
Pharmaceuticals (5.8%)
AbbVie, Inc.	8,255	341,262

Actavis, Inc. †	2,600	328,172

Allergan, Inc.	2,600	219,024

AstraZeneca PLC ADR (United Kingdom)	3,400	160,820

Auxilium Pharmaceuticals, Inc. †	7,874	130,945

Bristol-Myers Squibb Co.	2,500	111,725

Eli Lilly & Co.	5,400	265,248

Johnson & Johnson	7,536	647,041

Merck & Co., Inc.	7,295	338,853

Pfizer, Inc.	16,448	460,708

Zoetis, Inc.	5,184	160,121

		3,163,919
Professional services (0.1%)
Verisk Analytics, Inc. Class A †	870	51,939

		51,939
Real estate investment trusts (REITs) (2.3%)
Alexandria Real Estate Equities, Inc.	444	29,180

American Campus Communities, Inc.	1,262	51,313

American Tower Corp. Class A	4,223	308,997

AvalonBay Communities, Inc. S	675	91,064

DDR Corp.	1,448	24,109

Equity Lifestyle Properties, Inc.	667	52,420

Equity One, Inc. S	1,065	24,101

Health Care REIT, Inc.	1,778	119,179

Plum Creek Timber Co., Inc. S	1,650	77,006

Prologis, Inc.	2,652	100,033

Public Storage	806	123,584

Simon Property Group, Inc.	1,044	164,868

Ventas, Inc.	780	54,179

		1,220,033
Real estate management and development (0.1%)
CBRE Group, Inc. Class A †	3,401	79,447

		79,447
Road and rail (1.0%)
CSX Corp.	7,200	166,968

Union Pacific Corp.	2,300	354,844

		521,812
Semiconductors and semiconductor equipment (2.5%)
Altera Corp.	1,200	39,588

Applied Materials, Inc.	8,400	125,244

ASML Holding NV ADR (Netherlands)	960	75,936

Fairchild Semiconductor International, Inc. †	7,900	109,020

Intel Corp. S	12,000	290,640

Lam Research Corp. †	4,000	177,360

Micron Technology, Inc. †	13,100	187,723

Texas Instruments, Inc.	2,719	94,812

Xilinx, Inc. S	6,000	237,660

		1,337,983
Software (2.9%)
Adobe Systems, Inc. †	5,200	236,912

Microsoft Corp.	17,300	597,369

Oracle Corp.	6,199	190,433

Red Hat, Inc. †	9,000	430,380

6 Putnam VT Research Fund

COMMON STOCKS (99.4%)* cont.	Shares	Value

Software cont.
SAP AG (Germany)	2	$146

Symantec Corp.	4,900	110,103

		1,565,343
Specialty retail (2.4%)
Bed Bath & Beyond, Inc. †	2,970	210,573

Best Buy Co., Inc. S	2,972	81,225

Five Below, Inc. †	2,500	91,900

Home Depot, Inc. (The)	5,100	395,099

Lowe’s Cos., Inc.	5,299	216,729

Office Depot, Inc. †	16,400	63,468

TJX Cos., Inc. (The)	5,308	265,718

		1,324,712
Textiles, apparel, and luxury goods (0.6%)
Hanesbrands, Inc. S	1,900	97,698

Michael Kors Holdings, Ltd. (Hong Kong) †	2,200	136,444

NIKE, Inc. Class B	1,558	99,213

		333,355
Tobacco (3.0%)
Altria Group, Inc.	19,401	678,841

Lorillard, Inc.	829	36,211

Philip Morris International, Inc.	10,359	897,297

		1,612,349
Trading companies and distributors (0.1%)
HD Supply Holdings, Inc. †	4,200	78,918

		78,918
Water utilities (0.1%)
American Water Works Co., Inc.	900	37,107

		37,107
Wireless telecommunication services (0.2%)
Sprint Nextel Corp. †	11,900	83,538

		83,538
Total common stocks (cost $45,784,600)		$53,756,571

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value

United Technologies Corp. $3.75 cv. pfd.	1,340	$79,542

Total convertible preferred stocks (cost $67,000)		$79,542

SHORT-TERM INVESTMENTS (9.4%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.15% [d]	4,820,160	$4,820,160

Putnam Short Term Investment Fund 0.03% L	236,314	236,314

U.S. Treasury Bills with an effective yield
of 0.14%, December 12, 2013	$24,000	23,993

U.S. Treasury Bills with an effective yield
of 0.13%, March 6, 2014	3,000	2,998

U.S. Treasury Bills with effective yields
ranging from 0.09% to 0.10%, April 3, 2014	9,000	8,992

Total short-term investments (cost $5,092,449)		$5,092,457

Total investments (cost $50,944,049)		$58,928,570

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2013 through June 30, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $54,107,528.

† Non-income-producing security.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $75,600 to cover certain derivatives contracts.

FORWARD CURRENCY CONTRACTS at 6/30/13 (aggregate face value $519,018) (Unaudited)

		Contract	Delivery		Aggregate	Unrealized
Counterparty	Currency	type	date	Value	face value	appreciation

Credit Suisse International

	Euro	Sell	9/18/13	$516,019	$519,018	$2,999

Total						$2,999

Putnam VT Research Fund 7

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$7,503,158	$—	$—

Consumer staples	5,048,062	—	—

Energy	5,546,548	162,859	—

Financials	9,176,387	—	—

Health care	7,016,148	—	—

Industrials	4,765,351	235,831	—

Information technology	9,631,234	146	—

Materials	1,827,773	16,282	—

Telecommunication services	1,072,542	—	—

Utilities	1,754,250	—	—

Total common stocks	53,341,453	415,118	—

Convertible preferred stocks	79,542	—	—

Short-term investments	236,314	4,856,143	—

Totals by level	$53,657,309	$5,271,261	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$2,999	$—

Totals by level	$—	$2,999	$—

The accompanying notes are an integral part of these financial statements.

8 Putnam VT Research Fund

Statement of assets and liabilities
6/30/13 (Unaudited)

Assets

Investment in securities, at value, including $4,278,772 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $45,887,575)	$53,872,096

Affiliated issuers (identified cost $5,056,474) (Notes 1 and 6)	5,056,474

Cash	8,677

Foreign currency (cost $1) (Note 1)	1

Dividends, interest and other receivables	87,418

Receivable for shares of the fund sold	5,926

Receivable for investments sold	1,715,295

Unrealized appreciation on forward currency contracts (Note 1)	2,999

Total assets	60,748,886

Liabilities

Payable for investments purchased	1,649,810

Payable for shares of the fund repurchased	40,886

Payable for compensation of Manager (Note 2)	25,259

Payable for custodian fees (Note 2)	9,782

Payable for investor servicing fees (Note 2)	3,381

Payable for Trustee compensation and expenses (Note 2)	61,647

Payable for administrative services (Note 2)	98

Payable for distribution fees (Note 2)	6,365

Collateral on securities loaned, at value (Note 1)	4,820,160

Other accrued expenses	23,970

Total liabilities	6,641,358

Net assets	$54,107,528

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$77,407,224

Undistributed net investment income (Note 1)	229,772

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(31,516,998)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	7,987,530

Total — Representing net assets applicable to capital shares outstanding	$54,107,528

Computation of net asset value Class IA

Net assets	$23,496,957

Number of shares outstanding	1,529,138

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$15.37

Computation of net asset value Class IB

Net assets	$30,610,571

Number of shares outstanding	1,993,994

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$15.35

The accompanying notes are an integral part of these financial statements.

Putnam VT Research Fund 9

Statement of operations
Six months ended 6/30/13 (Unaudited)

Investment income

Dividends (net of foreign tax of $2,990)	$529,427

Interest (including interest income of $322 from investments in affiliated issuers) (Note 6)	371

Securities lending (Note 1)	8,187

Total investment income	537,985

Expenses

Compensation of Manager (Note 2)	154,105

Investor servicing fees (Note 2)	27,675

Custodian fees (Note 2)	11,584

Trustee compensation and expenses (Note 2)	2,344

Distribution fees (Note 2)	38,753

Administrative services (Note 2)	628

Auditing and tax fees	15,985

Other	11,675

Total expenses	262,749

Expense reduction (Note 2)	(1,933)

Net expenses	260,816

Net investment income	277,169
Net realized gain on investments (Notes 1 and 3)	4,404,947

Net realized gain on futures contracts (Note 1)	54,178

Net realized loss on foreign currency transactions (Note 1)	(631)

Net realized gain on written options (Notes 1 and 3)	706

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	8,742

Net unrealized appreciation of investments, futures contracts and written options during the period	1,812,176

Net gain on investments	6,280,118

Net increase in net assets resulting from operations	$6,557,287

Statement of changes in net assets

	Six months ended	Year ended
	6/30/13*	12/31/12

Increase (decrease) in net assets

Operations:

Net investment income	$277,169	$703,065

Net realized gain on investments and foreign currency transactions	4,459,200	4,684,953

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	1,820,918	3,869,115

Net increase in net assets resulting from operations	6,557,287	9,257,133

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(340,310)	(303,049)

Class IB	(361,090)	(335,638)

Decrease from capital share transactions (Note 4)	(4,855,736)	(10,196,661)

Total increase (decrease) in net assets	1,000,151	(1,578,215)

Net assets:

Beginning of period	53,107,377	54,685,592

End of period (including undistributed net investment income of $229,772 and $654,003, respectively)	$54,107,528	$53,107,377

* Unaudited.

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Research Fund

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/13†	$13.83	.09	1.66	1.75	(.21)	(.21)	$15.37	12.70 *	$23,497	.40 *	.57*	49 *

12/31/12	11.84	.19	1.97	2.16	(.17)	(.17)	13.83	18.28	23,099.85		1.42	89

12/31/11	12.13	.13	(.29)	(.16)	(.13)	(.13)	11.84	(1.41)	22,578.83		1.10	98

12/31/10	10.53	.10	1.64	1.74	(.14)	(.14)	12.13	16.61	26,891.81		.97	100

12/31/09	8.03	.11	2.52e	2.63	(.13)	(.13)	10.53	33.54e	27,306	.82 [f]	1.28 [f]	134

12/31/08	13.21	.12	(5.15)	(5.03)	(.15)	(.15)	8.03	(38.42)	24,422	.80 [f]	1.08 [f]	131

Class IB

6/30/13†	$13.79	.07	1.66	1.73	(.17)	(.17)	$15.35	12.60 *	$30,611	.53*	.45*	49 *

12/31/12	11.81	.15	1.96	2.11	(.13)	(.13)	13.79	17.92	30,009	1.10	1.16	89

12/31/11	12.11	.10	(.30)	(.20)	(.10)	(.10)	11.81	(1.75)	32,108	1.08	.85	98

12/31/10	10.51	.08	1.63	1.71	(.11)	(.11)	12.11	16.38	41,053	1.06	.72	100

12/31/09	8.00	.09	2.52e	2.61	(.10)	(.10)	10.51	33.19 e	44,283	1.07 [f]	1.03 [f]	134

12/31/08	13.14	.09	(5.12)	(5.03)	(.11)	(.11)	8.00	(38.54)	39,469	1.05 [f]	.83 [f]	131

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

e Reflects a non-recurring litigation payment received by the fund from Tyco International, Ltd., which amounted to $0.06 per share outstanding as of March 13, 2009. This payment resulted in an increase to total returns of 0.76% for the year ended December 31, 2009.

f Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

12/31/09	0.09%

12/31/08	0.07

The accompanying notes are an integral part of these financial statements.

Putnam VT Research Fund 11

Notes to financial statements 6/30/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2013 through June 30, 2013.

Putnam VT Research Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of large U.S. companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value that is lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that they believe will cause the stock price to rise and may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to enhance returns on securities owned.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange

12 Putnam VT Research Fund

rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average number of contracts, see Note 5.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $4,675,274. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities. The fund received cash collateral of $4,820,160.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive

Putnam VT Research Fund 13

such amounts for an extended period of time, depending on the country of investment.

At December 31, 2012, the fund had a capital loss carryover of $35,311,357 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$23,369,499	N/A	$23,369,499	12/31/16

11,941,858	N/A	11,941,858	12/31/17

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $51,628,805, resulting in gross unrealized appreciation and depreciation of $8,148,264 and $848,499, respectively, or net unrealized appreciation of $7,299,765.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 45.7% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion and
0.475%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$12,048
Class IB	15,627

Total	$27,675

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $3 under the expense offset arrangements and by $1,930 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $41, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$38,753

14 Putnam VT Research Fund

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $26,599,661 and $30,475,821, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

Written equity
	option number	Written equity
	of contracts	option premiums

Written options outstanding at the
beginning of the reporting period	2,500	$1,681

Options opened	—	—

Options exercised	—	—

Options expired	—	—

Options closed	(2,500)	(1,681)

Written options outstanding at the
end of the reporting period	—	$—

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/13		Year ended 12/31/12		Six months ended 6/30/13		Year ended 12/31/12

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	32,854	$495,216	50,204	$659,301	13,272	$195,103	21,271	$278,396

Shares issued in connection with
reinvestment of distributions	22,778	340,310	22,837	303,049	24,169	361,090	25,293	335,638

	55,632	835,526	73,041	962,350	37,441	556,193	46,564	614,034

Shares repurchased	(197,258)	(2,966,444)	(309,046)	(4,045,590)	(218,788)	(3,281,011)	(589,265)	(7,727,455)

Net decrease	(141,626)	$(2,130,918)	(236,005)	$(3,083,240)	(181,347)	$(2,724,818)	(542,701)	$(7,113,421)

Note 5 — Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Purchased equity option contracts (number of contracts)	2,000

Written equity option contracts (number of contracts)	400

Futures contracts (number of contracts)	2

Forward currency contracts (contract amount)	$510,000

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange contracts	Receivables	$2,999	Payables	$—

Total		$2,999		$—

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging			Forward currency
instruments under ASC 815	Options	Futures	contracts	Total

Foreign exchange contracts	$—	$—	$(701)	$(701)

Equity contracts	(308)	54,178	—	$53,870

Total	$(308)	$54,178	$(701)	$53,169

Putnam VT Research Fund 15

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging			Forward currency
instruments under ASC 815	Options	Futures	contracts	Total

Foreign exchange contracts	$—	$—	$8,728	$8,728

Equity contracts	(443)	19,915	—	$19,472

Total	$(443)	$19,915	$8,728	$28,200

Note 6 — Transactions with affiliated issuers

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Market value at the beginning				Market value at the end of
Name of affiliate	of the reporting period	Purchase cost	Sale proceeds	Investment income	the reporting period

Putnam Money Market Liquidity Fund*	$1,589,791	$309,442	$1,899,233	$152	$—

Putnam Short Term Investment Fund*	—	3,674,543	3,438,229	170	236,314

Totals	$1,589,791	$3,983,985	$5,337,462	$322	$236,314

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 7 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 8 — Offsetting of financial and derivative assets and liabilities

	Credit Suisse International	Goldman Sachs Bank USA	Total

Assets:

Forward currency contracts#	$2,999	$—	$2,999

Securities on loan**	—	4,278,772	4,278,772

Total Assets	$2,999	$4,278,772	$4,281,771

Liabilities:

Forward currency contracts#	$—	$—	$—

Total Liabilities	$—	$—	$—

Total Financial and Derivative Net Assets	$2,999	$4,278,772	$4,281,771

Total collateral received (pledged)##†	$—	$4,278,772	$4,278,772

Net amount	$2,999	$—	$2,999

** Included with Investments in securities on the Statement of assets and liabilities.

# Covered by master netting agreement.

## Any over-collateralization of total financial and derivative net assets is not shown.

† Additional collateral may be required from certain brokers based on individual agreements.

16 Putnam VT Research Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2013, subject to certain changes in the sub-management and sub-advisory contracts noted below. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.) The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered certain administrative revisions to your fund’s sub-management and sub-advisory contracts. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. Putnam Management also recommended that the sub-advisory contract be revised to reflect the closure of PAC’s Tokyo office and the termination of PAC’s non-discretionary investment adviser’s license with respect to that office. The Independent Trustees’ approval of these recommendations was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be

Putnam VT Research Fund 17

warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 2nd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 4th quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules place represented reasonable compensation for the services being provided and represented an appropriate sharing of such econo mies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differ ences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, well as the differences between the services that Putnam Manage ment provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Manage ment represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Manage ment’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disap pointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperfor mance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these

18 Putnam VT Research Fund

efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their absolute gross returns with the returns of selected investment benchmarks or targeted annualized returns. In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper VP (Underlying Funds) — Large-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

1st	1st	1st

For the one-year period ended December 31, 2012, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2012, there were 233, 216 and 195 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include  benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Putnam VT Research Fund 19

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20 Putnam VT Research Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Investment Sub-Advisor	Legal Counsel	Kenneth R. Leibler
The Putnam Advisory Company, LLC	Ropes & Gray LLP	Robert E. Patterson
One Post Office Square		George Putnam, III
Boston, MA 02109		Robert L. Reynolds
W. Thomas Stephens
Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Research Fund 21

H520
This report has been prepared for the shareholders
of Putnam VT Research Fund.	282491 8/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 29, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 29, 2013